UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 11, 2014

Target Corporation

(Exact name of registrant as specified in its charter)

Minnesota	1-6049	41-0215170
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Shares)

1000 Nicollet Mall, Minneapolis, Minnesota 55403

(Address of principal executive offices, including zip code)

(612) 304-6073

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.             Submission of Matters to a Vote of Shareholders.

On June 11, 2014, Target Corporation (the “Company”) held its 2014 Annual Meeting of Shareholders (the “Annual Meeting”) to:  (1) elect directors for a one-year term; (2) ratify the appointment of Ernst & Young LLP as the Company’s independent registered accounting firm; (3) approve, on an advisory basis, the Company’s executive compensation; (4) vote on a shareholder proposal to eliminate perquisites; (5) vote on a shareholder proposal to adopt a policy for an independent chairman; and (6) vote on a shareholder proposal to adopt a policy prohibiting discrimination “against” or “for” persons.

At the close of business on April 14, 2014, the record date of the Annual Meeting, the Company had 633,495,358 shares of common stock issued and outstanding.  The holders of a total of 557,404,023 shares of common stock were present at the Annual Meeting, either in person or by proxy, which total constituted a majority of the issued and outstanding shares on the record date for the Annual Meeting.

The final voting results and the votes used to determine the results for each proposal (as indicated by the borders) are set forth below:

1.             The shareholders elected each of the following nominees for a one-year term:

	For		Against			Broker
Nominee	Shares	%	Shares	%	Abstain	Non-Votes
Roxanne S. Austin	382,077,904	78.0	107,814,205	22.0	2,784,451	64,727,463
Douglas M. Baker, Jr.	467,403,515	95.5	22,107,586	4.5	3,165,459	64,727,463
Calvin Darden	389,118,935	79.5	100,313,411	20.5	3,244,214	64,727,463
Henrique De Castro	396,684,751	81.0	93,130,670	19.0	2,861,139	64,727,463
James A. Johnson	307,783,697	62.9	181,383,871	37.1	3,508,992	64,727,463
Mary E. Minnick	391,561,628	80.0	97,848,008	20.0	3,266,924	64,727,463
Anne M. Mulcahy	310,851,494	63.6	177,938,577	36.4	3,886,489	64,727,463
Derica W. Rice	393,117,812	80.3	96,243,315	19.7	3,315,433	64,727,463
Kenneth L. Salazar	475,251,929	97.1	14,167,468	2.9	3,257,163	64,727,463
John G. Stumpf	464,751,758	94.9	24,829,734	5.1	3,095,068	64,727,463

2.             The shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered accounting firm for fiscal 2014:

For:	Shares	540,721,220
	%	97.0
Against:	Shares	13,684,573
	%	2.5
Abstain:	Shares	2,998,230
	%	0.5

3.             The shareholders approved, on an advisory basis, our executive compensation (“Say-on-Pay”):

For:	Shares	381,074,857
	%	77.9
Against:	Shares	108,022,342
	%	22.1
Abstain:	Shares	3,579,361
Broker Non-Votes:	Shares	64,727,463

4.             The shareholders did not approve a shareholder proposal to eliminate perquisites:

For:	Shares	19,387,628
	%	3.9
Against:	Shares	469,148,698
	%	95.2
Abstain:	Shares	4,140,234
	%	0.8
Broker Non-Votes:	Shares	64,727,463

5.             The shareholders did not approve a shareholder proposal to adopt a policy for an independent chairman:

For:	Shares	225,736,696
	%	45.8
Against:	Shares	263,965,649
	%	53.6
Abstain:	Shares	2,974,215
	%	0.6
Broker Non-Votes:	Shares	64,727,463

6.             The shareholders did not approve a shareholder proposal to adopt a policy prohibiting discrimination “against” or “for” persons:

For:	Shares	15,055,452
	%	3.1
Against:	Shares	410,058,060
	%	83.2
Abstain:	Shares	67,563,048
	%	13.7
Broker Non-Votes:	Shares	64,727,463

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TARGET CORPORATION

Date: June 13, 2014	/s/ Timothy R. Baer
Timothy R. Baer
Executive Vice President, Chief Legal Officer
and Corporate Secretary